Exhibit 10.2
Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT dated as of December 20, 2023 (the “Amendment”) is entered into among Jacobs Solutions, Inc., a Delaware corporation (“Holdings”), Jacobs Engineering Group Inc., a Delaware corporation (the “Borrower”, and the Borrower, together with Holdings, the “Loan Parties”), the Required Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below) as amended hereby.

RECITALS

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Term Loan Agreement dated as of February 6, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Holdings and certain of its Subsidiaries propose to enter into the transaction referred to collectively as “Project Amazon” and as described in that Form 8-K filed by Holdings with the Securities Exchange Commitment on November 21, 2023, pursuant to which, among other things, a newly formed Subsidiary of Holdings will incur Indebtedness and Holdings and certain of its Subsidiaries will Dispose of certain assets (the “Subject Transaction”); and

WHEREAS, the Loan Parties have requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below):
(a)Section 1.01 of the Credit Agreement is hereby amended to include the following defined term and its definition in alphabetical order:
““Subject Transaction” means the transaction referred to and previously identified to the Administrative Agent and the Lenders collectively as “Project Amazon”, pursuant to which, among other things, a newly formed Subsidiary of Holdings will incur Indebtedness and Holdings and certain of its Subsidiaries will Dispose of certain assets.”
(b)Article I of the Credit Agreement is hereby amended by adding the following new Section 1.09 immediately after Section 1.08 of the Credit Agreement:
“Section 1.09     Subject Transaction. Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement or any other Loan Document require (i) compliance with any financial covenant or ratio or financial test, including the Consolidated Leverage Ratio , and/or any cap expressed as a percentage of Consolidated Net Total Assets, or (ii) compliance with any basket or other condition, in each case, as a condition to the consummation of the Subject Transaction, the determination of whether the relevant condition is satisfied may be made, at the election of Holdings made in writing to the Administrative Agent at any time prior to the consummation of the Subject Transaction, (x) as of the last day of the fiscal quarter of Holdings ending immediately following the execution of the definitive agreement(s) with respect to the Subject Transaction (which such date is November 20, 2023) and the establishment of a commitment with respect to any Indebtedness to be incurred in connection with the Subject Transaction or (y) upon the consummation of the Subject Transaction and the incurrence of such Indebtedness, in each case, after giving pro forma effect to, as applicable, the Subject Transaction and related incurrence of Indebtedness. For the avoidance of doubt, if Holdings shall have elected the option set forth in clause (x) of the preceding sentence and shall have evidenced compliance with the applicable tests referred to in clauses (i) and (ii) above as of the applicable testing date, then Holdings and its Subsidiaries shall be permitted to consummate the Subject Transaction even if any applicable test or condition shall cease to be satisfied subsequent to Holdings’ election of such option.”
The amendments to the Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.
2.Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent’s receipt of executed counterparts of this Amendment duly executed by a Responsible Officer of Holdings, the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, each of which shall be originals or electronic scans (followed promptly by originals) unless otherwise specified, each dated on the Amendment Effective Date and each in form and substance satisfactory to the Administrative Agent; and
(b)Unless waived by the Administrative Agent, the Loan Parties shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Amendment Effective Date, plus such additional amounts of fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Loan Parties and the Administrative Agent).
Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, for purposes of determining compliance with the condition specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto. Notwithstanding anything to the contrary in this Amendment, this Section 2 and the conditions set out in this Section 2 shall cease to apply and be of no further effect on and from the Amendment Effective Date.

3.Representations and Warranties.
(a)The representations and warranties of (i) the Loan Parties contained in Article V of the Credit Agreement (as amended by this Amendment) and (ii) each Loan Party contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Amendment Effective Date, except (x) to the extent that such representations and warranties are qualified by materiality, they shall be true and correct on and as of the Amendment Effective Date, and (y) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except to the extent qualified by materiality, then they shall be true and correct as of such earlier date.
(b)No Default exists or is continuing on the Amendment Effective Date.
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(c)Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.
(d)This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(e)No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.
4.Miscellaneous.
(a)The Credit Agreement (as amended hereby), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall for all purposes constitute a Loan Document.
(b)Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(c)This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.
(d)Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).
(f)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the arrangers of a manually signed paper communication which has been converted into electronic form (such as scanned
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into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Loan Parties without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(g)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(h)The provisions of Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein as though fully set forth herein.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:                JACOBS SOLUTIONS, INC.

By: /s/ Chin Ching (Mike) Hsu
Name: Chin Chang (Mike) Hsu
Title: Senior Director, Treasurer

BORROWER:    JACOBS ENGINEERING GROUP INC.

By: /s/ Chin Ching (Mike) Hsu
Name: Chin Chang (Mike) Hsu
Title: Senior Director, Treasurer

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

                        BNP PARIBAS, as a Lender

By: /s/ Rick Pace
Name: Rick Pace
Title: Managing Director
By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

WELLS FARGO BANK, N.A., as a Lender
By: /s/ Greg Strauss
Name: Greg Strauss
Title: Managing Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

HSBC UK BANK PLC, as a Lender
By: /s/ Charlotte England
Name: Charlotte England
Title: Global Relationship Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

TD BANK, N.A., as a Lender
By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Rodney J. Winters
Name: Rodney J. Winters
Title: Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

NATIONAL WESTMINSTER BANK PLC, as a Lender
By: /s/ Jonathan Eady
Name: Jonathan Eady
Title: Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Will Price
Name: Will Price
Title: Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

TRUIST BANK, as a Lender
By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Will Hicks
Name: Will Hicks
Title: Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page

REGIONS BANK, as a Lender
By: /s George Hunter
Name: George Hunter
Title: Vice President

Jacobs Engineering Group Inc.
First Amendment to Amended and Restated Term Loan Agreement
Signature Page